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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 31, 1997



              THE READER'S DIGEST ASSOCIATION, INC.
     (Exact name of registrant as specified in its charter)


        Delaware               1-10434            13-1726769
 (State or other juris-    (Commission File    (I.R.S. Employer
diction of incorporation       Number)       Identification No.)
    or organization)


           Pleasantville, New York          10570-7000
       (Address of principal executive      (Zip Code)
                  offices)


       Registrant's telephone number, including area code:
                         (914) 238-1000








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                                               Page 1 of 3 pages.

ITEM 5.   Other Events.
          ------------

           On  March  31, 1997, The Reader's Digest  Association,
Inc. issued a news release the text of which follows:

         "READER'S DIGEST THIRD QUARTER AND FISCAL YEAR
            EARNINGS TO BE BELOW MARKET EXPECTATIONS

"PLEASANTVILLE, N.Y., March 31, 1997 -- The Reader's Digest
Association, Inc. (NYSE: RDA, RDB) today announced that it expects earnings for the third quarter ending March 31, and the year ending June 30, to be below market expectations.

"As a result of lower than anticipated responses to many of its third quarter promotional mailings in most markets, the company does not expect to have customer- and revenue-led growth in the second half of the fiscal year, as previously indicated. Continuing weakness of European economies has also contributed to the recovery there taking longer than previously expected. Consequently, the company's full year earnings per share may be in a range of $1.70 to $1.80. Actual third quarter results are scheduled to be reported at the end of April.

                             *  *  *

"The Reader's Digest Association, Inc. is the preeminent global publisher and direct marketer of magazines, books, music, videos and new media products that inform, enrich, entertain and inspire. Worldwide revenues were $3.1 billion for the fiscal year ended June 30, 1996. Global headquarters is in Pleasantville, N.Y.

                             *  *  *

     "Statements contained in this news release, if not historical, are forward-looking statements, which involve risks and uncertainties that could cause actual results to differ materially from the results described in the forward-looking statements. Such risks and uncertainties include the level and rate of progress in the company's program to stabilize and restore growth in its operations, the effect of worldwide paper and postage costs, and the ability of the company to achieve earnings per share growth through internal investment, strategic alliances, joint ventures and other methods. The success of the company's program is in turn dependent on factors such as the effectiveness of the company's marketing strategies to grow its customer base and improve customer response rates, especially the impact of modified and varied promotional formats on customer responses, as well as the appeal of the company's mix of products
and general economic conditions.   A further discussion of
factors that could affect the company's results is included in the company's reports filed with the Securities and Exchange Commission."
                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE READER'S DIGEST ASSOCIATION, INC.
                          (Registrant)


Date:  March 31, 1997

                                    /s/STEPHEN R. WILSON
                           --------------------------------------
                              Stephen R. Wilson
                              Executive Vice President and Chief
                              Financial Officer